99.2


                                FORM OF GUARANTY
                                ----------------

                                GENERAL GUARANTEE
                                  (Corporation)

Hauppauge, New York                                            March 21, 2005



     FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by CITIBANK, N.A. (the "Bank") to or for the account of each of the entities set forth in Schedule A hereto (collectively, the "Borrower") from time to time and at any time and for other good and valuable consideration and to induce the Bank, in its discretion, to make or commit to make such loans or extensions of credit, including, but not limited to, the Loans, as defined in the Loan Agreement (the "Extensions of Credit"), and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as to the Bank may seem advisable, [ENTITY NAME]., a New York corporation with its principal place of business at 50 Marcus Blvd., Hauppauge, New York 11788 (hereinafter referred to as the "Guarantor"), absolutely and unconditionally guarantees to the Bank, its successors, endorsees and assigns, the prompt and complete payment when due, whether by acceleration or otherwise, of all present or future obligations and liabilities of any and all kinds of the Borrower to the Bank and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Borrower or one or more parties and the Borrower is or may become liable to the Bank, whether incurred by the Borrower as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever or whenever acquired by the Bank and whether incurred pursuant to or in connection with that certain Loan Agreement dated as of March 21, 2005 among the Bank, the Borrower, the Guarantor and others (as may be amended from time to time, the "Loan Agreement") (all of which are herein collectively referred to as the "Obligations"), whether due or to become due, and irrespective of the genuineness, validity, regularity, discharge, release or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral or of the obligation of the Guarantor under this Guaranty. The Obligations shall include interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding in respect of the Borrower or any other guarantor of the Obligations whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Borrower or any other guarantor in such proceeding. Capitalized terms used herein without definition shall have the meanings given such terms in the Loan Agreement.

     1. The Guarantor hereby agrees that the Bank may at any time and from time to time, either before or after the maturity thereof, without notice to or reservation of rights against or further consent of the Guarantor (i) extend the time of payment of, change the amount of, exchange, release, substitute or surrender any collateral for, renew or extend any of the Obligations or increase the interest rate thereon, or (ii) make any agreement with the Borrower or with any other guarantor of the Obligations or any other party to or person liable on any of the Obligations, or interested therein, or with any hypothecator of collateral for the Obligations, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Bank and the Borrower or any such other party or person. The Guarantor agrees that this Guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for the Obligations, or by any failure to exercise, delay in the exercising or waiver of, or forebearance with respect to, any right or remedy available to the Bank with respect to the Obligations. Any of the foregoing shall not in any way impair or affect this Guaranty or the obligation of the Guarantor hereunder.

     2. The Guarantor hereby acknowledges that it has derived or expects to derive a financial or other benefit from each and every Obligation incurred by the Borrower to the Bank reasonably equivalent to the obligation of the Guarantor hereunder.

     3. The Guarantor waives notice of the acceptance of this Guaranty and of the making of any such loans or extensions of credit or the incurrence of any Obligation, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, non-payment or protest and notice of any sale or other disposition of collateral security or any default of any sort.

     4. To secure the liabilities of the Guarantor under this Guaranty, the Guarantor hereby grants to the Bank a security interest in and a lien upon all personal property of the Guarantor or in which the Guarantor may have an interest which is now or may at any time hereafter come into the possession or control of the Bank, (including property held by the Bank in a fiduciary capacity) or of any third party acting on their behalf (the "Collateral"), whether for the express purpose of being used by the Bank as collateral security or for safekeeping or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on behalf of the Bank, or any collateral which secures any other obligations of the Guarantor to the Bank. The Guarantor hereby authorizes the Bank in its discretion, at any time after an occurrence of an event of default under any document, instrument or agreement between the Borrower and the Bank, to appropriate and apply upon any of their liabilities of the Guarantor under this Guaranty any such property of the Guarantor and to charge any of such liabilities against any balance of any account standing to the credit of the Guarantor on the books of the Bank. To satisfy the liabilities of the Guarantor under this Guaranty, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York at the date hereof and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or otherwise to dispose of or of the time or place of sale or of redemption or other notice or demand whatsoever to the Guarantor, all of which are hereby expressly waived, to the extent permitted by law, and without advertisement, sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the said Collateral upon which the Bank shall have a security interest and lien as aforesaid, and after deducting from the proceeds of sale or other disposition of the said Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds towards the payment of any of the liabilities of the Guarantor under this Guaranty in such order as the Bank shall elect, the Guarantor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the Guarantor hereby agrees that a notice sent at least five (5) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said Collateral is to be made, shall be reasonable notice of such sale or other disposition.

     5. At any such sale or other disposition of said Collateral the Bank or any person designated by the Bank may itself purchase the whole or any part of the Collateral sold or otherwise disposed of, free from any right of redemption on the part of the Guarantor, which right, to the extent permitted by law, is hereby waived and released.

     6. The Guarantor agrees that the aforementioned Collateral secures, and further agrees to pay on demand, all expenses (including reasonable expenses for legal services, whether or not litigation is commenced and cost of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the said Collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder or under or with respect to any of the Obligations.

     7. This is a continuing Guaranty and shall remain in full force and effect and shall apply to all Obligations notwithstanding that at any particular time any or all of the Obligations shall have been paid in full. No attempted revocation shall release the Guarantor or affect in any manner the rights, remedies, powers, security interests and liens of the Bank under this Guaranty with respect to any of the Obligations. If any of the present or future Obligations are guaranteed by persons, partnerships, limited liability companies or corporations in addition to the Guarantor, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them, shall not discharge or affect the liabilities of the Guarantor under this Guaranty.

     8. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or otherwise, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of their property, or otherwise, all as though such payments had not been made.

     9. This Guaranty is a guaranty of payment and not of collection, and the Bank shall be under no obligation to take any action against the Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by any of them to secure any of the Obligations as a condition precedent to the Guarantor being obligated to make payment and to perform as agreed herein. The Guarantor hereby waives any rights to interpose any defense (other than payment), counterclaim (other than a compulsory counterclaim) or offset of any nature and description which it may have or which may exist between and among the Bank, the Borrower and/or the Guarantor. Neither the Bank nor its successors, endorsees or assigns shall have any obligation to protect, secure, perfect or insure any lien at any time held by any of them as security for the Obligations or for this Guaranty or any property subject thereto or hereto, but at the Bank's sole option and without prejudice may do so or incompletely do so, and the Guarantor's obligations hereunder shall in no way be affected by reason thereof. This Guaranty may be assigned by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

     10. THE GUARANTOR AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WHICH THE GUARANTOR AND THE BANK MAY HAVE IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, AT LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. THE GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     11. Until such time as the Obligations have been indefeasibly paid in full, the Guarantor hereby waives all rights to be subrogated to the rights of the Bank with respect to the Obligations. In addition, the Guarantor hereby waives, until such time as the Obligations have been indefeasibly paid in full, any right to proceed against the Borrower, now or hereafter, for contribution, indemnity, reimbursement and all other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which the Guarantor may now or hereafter have against the Borrower with respect to the Obligations and the Guarantor agrees that it will not take any such action against the Borrower or against any other person seeking contribution, reimbursement or indemnification by the Borrower or such other person with respect to the Obligations. The Guarantor also hereby waives, until such time as the Obligations have been indefeasibly paid in full, any rights to recourse to or with respect to any assets of the Borrower. The Guarantor agrees that in light of the waivers contained in this Paragraph 11, the execution of this Guaranty shall not be deemed to make the Guarantor a creditor of the Borrower, and that for the purposes of Sections 547 and 550 of the United States Bankruptcy Code (11 U.S.C. Sec. 547, 550), the Guarantor shall not be deemed a creditor of the Borrower. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all such Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied upon the Obligations.

     12. The Guarantor authorizes the Bank to date this Guaranty and to complete any blank space herein according to the terms upon which this Guaranty was given. Any notice to any party hereto shall be given as provided for in the Loan Agreement.

     13. No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     14. Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy and power, and may be exercised by the Bank at any time and from time to time.

     15. This Guaranty embodies the entire agreement and understanding between the Bank and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof. This Guaranty may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

     16. This Guaranty shall be construed and interpreted and all rights and obligations hereunder shall be determined, in accordance with the laws of the State of New York, without regard to principles of conflict of laws. The Guarantor agrees that any action or proceeding relating in any way to this Guaranty shall be brought and enforced in the courts of the State of New York or the United States District Court for the Eastern District of New York, and irrevocably submits to the jurisdiction of each such court in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal Court. In furtherance of the foregoing, the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any action or proceeding relating in any way to this Guaranty brought in the Supreme Court of the State of New York within Nassau and Suffolk Counties or the United States District Court for the Eastern District of New York and any claim that such action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, the Bank may bring any action or proceeding against the Guarantor or its property in the courts of such jurisdictions as are deemed necessary by the Bank in its sole and absolute discretion. The Guarantor agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the enforcement of the Obligations or the obligations of or the protection of the rights of the Bank hereunder, including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

     17. This Guaranty shall remain in full force and effect until there is indefeasible cash payment of the Obligations in full and the Commitment has terminated. No payment or payments made by any person or received or collected by the Bank from any person by virtue of any action or proceeding or any setoff or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain in place until there is cash payment of the Obligations in full.

     18. The Guarantor represents and warrants that all necessary and proper corporate action has been taken to make this Guaranty and all of the provisions hereof the valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     19. Every provision of this Guaranty is intended to be severable and any provision(s) of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Bank.

     21. If this Guaranty is executed by two or more parties, they shall be jointly and severally liable hereunder, and the word "Guarantor" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments; and in any such case this Guaranty shall not be revoked or impaired as to any one or more of such parties by the death or dissolution of any of the others or by the revocation or release of any liabilities hereunder of any one or more of such other parties and the Bank may proceed against none, one or more of the Guarantors at one time, or from time to time, in its sole and absolute discretion.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its authorized officer as of this 21st day of March, 2005.



[ENTITY NAME]



By:
   ----------------------
   Name: Barry R. Steinberg
   Title: Chief Executive Officer